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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)      April 20, 2001
                                           --------------------------


                           Advanced Biotherapy, Inc.
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             (Exact name of registrant as specified in its chapter)


          Delaware                        0-26323             51-0402415
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(State or other jurisdiction            (Commission          (IRS Employer
      of incorporation                  File Number)      Identification No.)


6355 Topanga Canyon Blvd., Suite 510
Woodland Hills, CA                                        91367
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code      (818) 883-6716
                                                   -------------------------


                         5950 La Place Court, Suite 210
                               Carlsbad, CA 92008
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






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ITEM 5.    OTHER EVENTS.

     Advanced Biotherapy, Inc. recently issued a press release regarding certain executive officer resignations and appointments. A copy of such press release is filed as an Exhibit to this Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits


Designation                                  Description of Exhibit
  99.1                                       Press release, dated April 20, 2001



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANCED BIOGRAPHY, INC.
                                   -------------------------------------
                                               (Registrant)

                                   By:  /s/ Edmond Buccellato
                                      ----------------------------------
                                        Edmond Buccellato
                                        Chief Executive Officer


Date  April 24, 2001
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                               INDEX TO EXHIBITS



     Exhibit                   Description
     -------                   -----------

     99.1                      Text of Press Release, dated April 20, 2001